UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

Commission file number 0-7843

4Kids Entertainment, Inc. (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-2691380 (I.R.S. Employer Identification No.)

1414 Avenue of the Americas New York, New York 10019 (212) 758-7666 (Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(b) On December 31, 2009, Norman Grossfeld, President of 4Kids Productions, Inc., advised the Company that he would be resigning from his position. Under the terms of Mr. Grossfeld’s employment agreement which expired on December 31, 2009, Mr. Grossfeld will be eligible to receive three weeks salary for each year of service to the Company.

(c) On December 31, 2009, Alfred R. Kahn, Chairman and Chief Executive Officer of 4Kids Entertainment, Inc. (the “Company”) entered into an amendment to his employment agreement with 4Kids Entertainment Licensing, Inc. (“4KEL”) providing for a 15% reduction in his salary for the remainder of his employment term. Commencing on January1, 2010, Mr. Kahn’s salary will be $765,000.

On December 31, 2009, the Company and 4KEL entered into amendments to their Severance Agreements with Bruce Foster, Executive Vice President and Chief Financial Officer of the Company and Samuel Newborn, Executive Vice President and General Counsel of the Company. Under the terms of the amendments to the Severance Agreements, if a “change of control” occurs prior to December 31, 2010, each of Messrs. Foster and Newborn would have the right to voluntarily terminate his employment by 4KEL within three months of the transaction and receive a payment equal to 2 times his average compensation (including bonuses) during the last 3 years. In addition, under the amendments if no “change of control” has occurred by December 31, 2010, each of Messrs. Foster and Newborn will have the right to resign as of December 31, 2010 and receive a severance payment equal to $242,207.69 and $403,846.15, respectively, corresponding to the severance benefit that would have been payable to Messrs. Foster and Newborn, under the terms of their respective employment agreements which expired on December 31, 2009, had Messrs. Foster and Newborn resigned effective December 31, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Amendment to Second Amended and Restated Employment Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., and Alfred R. Kahn.
99.2	Amendment to Severance Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., 4Kids Entertainment, Inc. and Bruce R. Foster.
99.3	Amendment to Severance Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., 4Kids Entertainment, Inc. and Samuel R. Newborn.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 2010.

4KIDS ENTERTAINMENT, INC. By: /s/ Bruce R. Foster Bruce R. Foster Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Amendment to Second Amended and Restated Employment Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., and Alfred R. Kahn.
99.2	Amendment to Severance Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., 4Kids Entertainment, Inc. and Bruce R. Foster.
99.3	Amendment to Severance Agreement, dated as of December 31, 2009, among 4Kids Entertainment Licensing, Inc., 4Kids Entertainment, Inc. and Samuel R. Newborn.